                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JULY 16, 2002



                           METRETEK TECHNOLOGIES, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)



DELAWARE                                 0-19793                 84-11698358
----------------------------    -----------------------     --------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S Employer
of incorporation)                                            Identification No.)



             303 EAST 17TH STREET, SUITE 660, DENVER, COLORADO 80203
            ---------------------------------------------------------
               (Address of principal executive offices)    (Zip code)


       Registrant's telephone number, including area code: (303) 785-8080
                                                           --------------


          ____________________________________________________________
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On July 16, 2002, Metretek Technologies, Inc., a Delaware Corporation (the "Company"), issued a press release announcing that it had terminated the letter of intent it had previously entered into to sell all of the capital stock of PowerSecure, Inc., a wholly-owned subsidiary of the Company that provides distributed generation systems to commercial and industrial users of electricity. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS

         99.1     Metretek Technologies, Inc. press release issued July 16,
                  2002.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      METRETEK TECHNOLOGIES, INC.



                                      By:   /s/  W. Phillip Marcum
                                         ---------------------------------------
                                           W. Phillip Marcum
                                           President and Chief Executive Officer


Dated:   July 19, 2002